Exhibit 99.10
                                 -------------
                Computational Materials and/or ABS Term Sheets

CDR at First Principal Writedown

Assumptions
Collateral at Pricing Speed.
Defaults on Top of Prepayment.
Run to Maturity.
Failing Triggers.
12 Month to Recovery
100% Servicer Advance

                      ------------------------------------------------------------------------------------------------------
                      Forward LIBOR                                                        Forward LIBOR + 100
                      ------------------------------------------------------------------------------------------------------
                      25% Severity                      35% Severity                        25% Severity
                      -------------- ---------------------------------------------------------------------------------------
                        Break CDR     Collat Cum Loss     Break CDR     Collat Cum Loss      Break CDR      Collat Cum Loss
----------------------------------------------------------------------------------------------------------------------------
         M1               24.92           12.26%            16.83            13.10%            21.36            11.07%
----------------------------------------------------------------------------------------------------------------------------
         M2               20.30           10.69%            14.03            11.44%            17.10             9.47%
----------------------------------------------------------------------------------------------------------------------------
         M3               17.52            9.63%            12.27            10.31%            14.53             8.39%
----------------------------------------------------------------------------------------------------------------------------
         M4               15.21            8.68%            10.78            9.29%             12.16             7.31%
---------------------                                   --------------------------------------------------------------------
         M5               13.77            8.05%            9.83             8.62%             10.42             6.46%
----------------------------------------------------------------------------------------------------------------------------
         M6               12.17            7.31%            8.68             7.77%              8.62             5.52%
----------------------------------------------------------------------------------------------------------------------------
         M7               10.40            6.45%            7.44             6.82%              6.65             4.42%
----------------------------------------------------------------------------------------------------------------------------
         B                7.94             5.15%            5.70             5.40%              3.98             2.79%
----------------------------------------------------------------------------------------------------------------------------





                      ------------------------------------

                      ------------------------------------
                        35% Severity
                      ------------------------------------
                          Break CDR     Collat Cum Loss
----------------------------------------------------------
         M1                 14.57            11.77%
----------------------------------------------------------
         M2                 11.93            10.08%
----------------------------------------------------------
         M3                 10.27            8.94%
--------------------- ------------------------------------
         M4                 8.62             7.73%
--------------------- ------------------------------------
         M5                 7.41             6.80%
----------------------------------------------------------
         M6                 6.14             5.77%
----------------------------------------------------------
         M7                 4.75             4.59%
----------------------------------------------------------
         B                  2.85             2.86%
----------------------------------------------------------